Exhibit 10.2

REAFFIRMATION AGREEMENT

THIS REAFFIRMATION AGREEMENT (this “Reaffirmation”) is made as of February 14, 2022,  by BLUEGREEN VACATIONS CORPORATION, a Florida corporation (the “Reaffirming Borrower”, and the  “Reaffirming Pledgor”), by Bluegreen Vacations Unlimited, Inc., a Florida corporation (“BVU”), Bluegreen Resorts Management, Inc., a Delaware corporation (“BRM”), Bluegreen Nevada, LLC, a Delaware limited liability company (“BNV”), Bluegreen Louisiana, LLC, a Delaware limited liability company (“BL”), Bluegreen New Jersey, LLC, a Delaware limited liability company (“BNJ”), and TFRI 2013-1 LLC, a Delaware limited liability company (“TFRI” and together with each of BVU, BRM, BNV, BL and BNJ and each other Guarantor (as defined in the Credit Agreement) party thereto from time to time, each individually, a “Reaffirming Grantor” and, collectively, the “Reaffirming Grantors”), in favor of FIFTH THIRD BANK, NATIONAL ASSOCIATION (the “Administrative Agent”) for the benefit of the Lenders.

W I T N E S S E T H:

WHEREAS, the Reaffirming Borrower, the Reaffirming Grantors, each other Guarantor from time to time party thereto, the Lenders from time to time party thereto (the “Lenders”), and Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of October 23, 2019 (as amended, restated, modified or supplemented from time to time, the “Existing Credit Agreement”, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Credit Agreement, as defined hereafter);

WHEREAS, the Pledged Collateral (as defined in the Pledge Agreement) was pledged by the Reaffirming Pledgor pursuant to that certain Pledge Agreement, dated October 23, 2019  (the “Pledge Agreement”);

WHEREAS, the Collateral under the Credit Agreement and the Pledged Account Collateral (as defined in the Security Agreement) was secured by, among other things, a grant of security interest by the Reaffirming Grantors and Reaffirming Borrower, as applicable, pursuant to that certain Second Amended and Restated Security Agreement, dated October 23, 2019 (the “Security Agreement”);

WHEREAS, the Reaffirming Borrower has requested, and the Lenders have agreed, to amend and restate the Existing Credit Agreement as provided, and on the terms and conditions set forth, in that certain Third Amended and Restated Credit Agreement dated as of the even date hereof (the “Credit Agreement”); and

WHEREAS, as a condition to the Lenders’ and Administrative Agent’s execution and delivery of the Credit Agreement,  the Administrative Agent has required, among other things, that the Reaffirming Pledgor, Reaffirming Borrower and Reaffirming Grantors each execute and deliver this Reaffirmation.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and understandings of the parties hereto set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Reaffirming Pledgor, Reaffirming Borrower and each Reaffirming Grantor, as applicable, hereby agrees as follows:

Article I: Reaffirmation of Pledge Agreement

1. The Reaffirming Pledgor hereby: (a) consents to the Credit Agreement; and (b) reaffirms all of the obligations of the Reaffirming Pledgor under the Pledge Agreement.

2. The Reaffirming Pledgor hereby represents and warrants to the Lenders that the representations and warranties of Reaffirming Pledgor set forth in the Pledge Agreement are true and correct in all material respects with the same effect as if made on the date of this Reaffirmation.

3. The Reaffirming Pledgor hereby acknowledges and agrees that (a) the Pledge Agreement shall continue in full force and effect and is hereby ratified and confirmed; (b) the Reaffirming Pledgor as of the date hereof has no defenses, off-sets or counterclaims to or against enforcement of the Pledge Agreement by the Administrative Agent in accordance with its terms; and (c) none of the agreements contained in the Credit Agreement or any other document or instrument executed in connection therewith will limit, impair or otherwise affect any of the Reaffirming Pledgor's agreements, undertakings or obligations under the Pledge Agreement.

4. To secure the payment and performance of the Obligations, and ratifying, confirming and supplementing Reaffirming Pledgor's prior pledges of and grants of security interests in and Liens on the Pledged Collateral heretofore pledged and granted pursuant to the Pledge Agreement, Reaffirming Pledgor hereby, subject to the terms and conditions of the Pledge Agreement, pledges to and grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a security interest in and Lien on, and acknowledges and agrees that the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, has and shall continue to have a pledge of and a continuing security interest in and Lien on, any and all right, title and interest of Reaffirming Pledgor, whether now existing or hereafter acquired or arising, in and to all of the Pledged Collateral of Reaffirming Pledgor, as security for the prompt payment and performance of all Secured Obligations.

Article II: Reaffirmation of Security Agreement

1. Reaffirming Borrower and each Reaffirming Grantor, each in its capacity as Grantor, hereby: (a) consent to the Credit Agreement; and (b) ratify,  reaffirm and confirm the terms and provisions of the Security Agreement applicable to it.

5. Reaffirming Borrower and each Reaffirming Grantor hereby represent and warrant to the Lenders that the representations and warranties of such Grantor set forth in the Security Agreement are true and correct in all material respects with the same effect as if made on the date of this Reaffirmation.

6. Reaffirming Borrower and each Reaffirming Grantor hereby acknowledge and agree that Schedule D to the Security Agreement shall be supplemented to include Eilan Hotel & Spa Condominium, 18603 La Cantera Terrace, San Antonio, Texas 78256.

7. Reaffirming Borrower and each Reaffirming Grantor hereby acknowledge and agree that (a) the Security Agreement shall continue in full force and effect and is hereby ratified and confirmed; (b) such Reaffirming Borrower or Reaffirming Grantor, as applicable, as of the date hereof, have no defenses, off-sets or counterclaims to or against enforcement of the Security Agreement by the Administrative Agent in accordance with its terms; and (c) none of the agreements contained in the Credit Agreement or any other document or instrument executed in connection therewith will limit, impair or otherwise affect any of such Reaffirming Borrower's or Reaffirming Grantor's, as applicable, agreements, undertakings or obligations under the Security Agreement.

8. To secure the payment and performance of the Secured Obligations (as defined in the Security Agreement), and ratifying, confirming and supplementing Reaffirming Borrower's and each Reaffirming Grantor’s prior pledges of and grants of security interests in and Liens on the Collateral or Pledged Account Collateral (each as defined in the Security Agreement), as applicable, heretofore pledged and granted pursuant to the Security Agreement, Reaffirming Borrower and each Reaffirming Grantor hereby, subject to the terms and conditions of the Security Agreement, pledge to and grant to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a security interest in and Lien on, and acknowledge and agree that the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, has and shall continue to have a pledge of and a continuing security interest in and Lien on, any and all right, title and interest of such Reaffirming Borrower or Reaffirming Grantor, as applicable, whether now existing or hereafter acquired or arising, in and to all of the Collateral of such Reaffirming Grantor and Pledged Account Collateral of Reaffirming Borrower,  as security for the prompt payment and performance of all Secured Obligations.

Article III: Miscellaneous

1. The recitals set forth above are by this reference incorporated herein as if fully set forth herein. Any terms used herein that are not defined shall have the meanings defined in the Credit Agreement.

9. All references in the Pledge Agreement and Security Agreement to the “Credit Agreement” shall be deemed to refer to the Credit Agreement.

10. This Reaffirmation is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.  To the extent of any conflict between the terms contained in this Reaffirmation and the terms contained in the Credit Agreement, the terms of the Credit Agreement shall control.

11. This Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. An electronic facsimile signature or other electronic means shall be deemed a valid signature for all purposes.

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IN WITNESS WHEREOF, Reaffirming Pledgor, Reaffirming Borrower and each Reaffirming Grantor has executed this Reaffirmation as of the date first above written.

REAFFIRMING PLEDGOR:

BLUEGREEN VACATIONS CORPORATION,

 as Reaffirming Pledgor

By: /s/ Paul Humphrey
      Name: Paul Humphrey
    Title: Senior Vice President, Finance, Capital

             Markets and Mortgage Operations

REAFFIRMING BORROWER:

BLUEGREEN VACATIONS CORPORATION,

 as Reaffirming Borrower

By: /s/ Paul Humphrey
     Name: Paul Humphrey
     Title: Senior Vice President, Finance, Capital

              Markets and Mortgage Operations

REAFFIRMING GRANTORS:

BLUEGREEN VACATIONS UNLIMITED, INC.

BLUEGREEN RESORTS MANAGEMENT, INC.

BLUEGREEN LOUISIANA, LLC

BLUEGREEN NEVADA, LLC

BLUEGREEN NEW JERSEY, LLC

as Reaffirming Grantors

By: /s/ Paul Humphrey
     Name: Paul Humphrey
     Title: Vice President

TFRI 2013-1 LLC

as Reaffirming Grantor

By: /s/ Paul Humphrey
     Name: Paul Humphrey
     Title: President